Loss Per Share	12 Months Ended
Mar. 31, 2020
QDM Holdings Limited [Member]
Loss Per Share

9. Loss Per Share

Basic and diluted net loss per share for each of the years presented are calculated as follows:

Basic loss per share is computed using the weighted average number of ordinary shares outstanding during the period. Diluted earnings per share is computed using the weighted average number of ordinary shares and dilutive ordinary share equivalents outstanding during the period.

	March 31, 2020	March 31, 2019
	US$	US$
Numerator:
Net loss attributable to ordinary shareholders—basic and diluted	(25,083)	(67,395)

Denominator:
Weighted average number of ordinary shares outstanding—basic and diluted	30,780	1,223

Loss per share attributable to ordinary shareholders —basic and diluted	(0.81)	(55.11)